UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 6, 2012 (July 6, 2012)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Brush Creek Boulevard, Suite 200

Kansas City, Missouri 64112

(Address of principal executive offices)

(816) 842-8181

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 6, 2012, Inergy, L.P., a Delaware limited partnership (“Inergy”), Inergy GP, LLC, a Delaware limited liability company, Inergy Sales & Service, Inc., a Delaware corporation, and Suburban Propane Partners, L.P., a Delaware limited partnership (“Suburban”), entered into an amendment (“Amendment No. 2”) to the parties’ Contribution Agreement dated April 25, 2012 (the “Contribution Agreement”), as amended by the Amendment to Contribution Agreement dated June 15, 2012 (“Amendment No. 1”), pursuant to which Inergy agreed to contribute its retail propane business to Suburban. Pursuant to the Contribution Agreement, Suburban is conducting exchange offers and related consent solicitations (the “Exchange Offers”) for up to $1.2 billion of certain of Inergy’s outstanding senior unsecured notes. Amendment No. 2 provides that Suburban will offer a $65.0 million cash consent payment in connection with the Exchange Offers and that Inergy will pay $36.5 million to Suburban in cash at the closing of the transactions contemplated by the Contribution Agreement.

The foregoing description of Amendment No. 2 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 2 that is attached hereto as Exhibit 2.1 and incorporated by reference into this Item 1.01.

Item 7.01	Regulation FD Disclosure.

On May 3, 2012, Inergy filed a Current Report on Form 8-K that included in Exhibit 99.1 thereto unaudited pro forma consolidated financial information as of and for the six months ended March 31, 2012 and for the fiscal year ended September 30, 2011. Such unaudited pro forma consolidated financial information was prepared to give effect to the transactions contemplated by the Contribution Agreement. On June 15, 2012, Inergy filed a Current Report on Form 8-K that included updated unaudited pro forma consolidated financial information as of and for the six months ended March 31, 2012 and for the fiscal year ended September 30, 2011. Such unaudited pro forma consolidated financial information was prepared to give effect to Amendment No. 1.

Inergy is updating its unaudited pro forma consolidated financial information to reflect the impact of the parties’ entry into Amendment No. 2. Such updated unaudited pro forma consolidated financial information giving effect to the parties’ entry into Amendment No. 2 is furnished in Item 9.01(b) of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01 and the related information furnished pursuant to Item 9.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information furnished pursuant to Item 7.01 and Item 9.01 shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward Looking Statements

Information contained in this Current Report on Form 8-K may include certain statements concerning expectations for the future that are forward-looking statements as defined by federal securities law. Such forward-looking statements may include statements preceded by, followed by or that contain forward-looking terminology, including the words “believe,” “expect,” “may,” “should,” “could,” “anticipate,” “estimate,” “intend” or the negation thereof, or similar expressions. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors that are difficult to predict and many of which are beyond management’s control. Among those is the risk that the conditions to closing the Contribution Agreement are not met or that the anticipated benefits from the proposed transactions contemplated by the Contribution Agreement cannot be fully realized. Should one or more of these risks or uncertainties materialize or any underlying assumption proves incorrect, actual results may vary materially from those anticipated, estimated or projected. Among the key factors that could cause actual results to differ materially from those referred to in the forward-looking statements are: weather conditions that vary significantly from historically normal conditions; the general level of petroleum product demand and the availability of propane supplies; the price of propane to the consumer compared to the price of alternative and competing fuels; the demand for high deliverability natural gas storage capacity in the Northeast; Inergy’s ability to successfully implement its business plan; the outcome of rate decisions levied by the Federal Energy Regulatory Commission; Inergy’s ability to generate available cash for distribution to unitholders; and the costs and effects of legal, regulatory and administrative proceedings against, or that may be brought against, Inergy or its subsidiaries. These and other risks and assumptions are described in Inergy’s annual reports on Form 10-K and other reports that are available from the United States Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which reflect management’s view only as of the date made. Inergy undertakes no obligation to update any forward-looking statement, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

Inergy, L.P.

Unaudited Pro Forma Financial Information

The following unaudited pro forma consolidated financial information of Inergy, L.P. (“Inergy”) reflects the pro forma impact of the Retail Propane Transaction (as defined below), which includes the following:

•	disposition of Inergy’s retail propane operations;

•	exchange of $1.2 billion of Inergy senior notes for Suburban Propane Partners, L.P. (“Suburban”) senior notes (based on an assumption that all such Inergy senior notes are exchanged in the Exchange Offers (as defined below));

•	receipt of $594.3 million in Suburban common units; and

•	payment of $36.5 million to Suburban.

The unaudited pro forma consolidated balance sheet gives effect to the Retail Propane Transaction as if it had occurred on March 31, 2012; the unaudited pro forma consolidated statements of operations assume that the transaction was consummated on October 1, 2010. The unaudited pro forma consolidated financial statements should be read in conjunction with (i) Inergy’s Annual Report on Form 10-K for the year ended September 30, 2011, as filed with the Securities and Exchange Commission (the “SEC”) on November 16, 2011, and (ii) Inergy’s quarterly report on Form 10-Q for the six months ended March 31, 2012, as filed with the SEC on May 3, 2012.

The unaudited pro forma consolidated financial statements are for illustrative purposes only and are not necessarily indicative of the financial position that would have been obtained or the financial results that would have occurred if the Retail Propane Transaction had been consummated on the date indicated, nor are they necessarily indicative of the financial position or results of operations in the future. The pro forma adjustments, as described in the accompanying notes, are based upon available information and certain assumptions that are believed to be reasonable as of the date of this document.

Retail Propane Transaction

On April 25, 2012, Inergy, Inergy GP, LLC and Inergy Sales & Service, Inc. (“ Inergy Sales ”) entered into a contribution agreement (the “ Contribution Agreement ”) with Suburban pursuant to which (i) Inergy will contribute all of its membership interests in Inergy Propane, LLC to Suburban, (ii) Inergy will contribute certain assets of Inergy Sales to Suburban, (iii) Inergy and Inergy Sales will receive equity consideration consisting of $594.3 million new Suburban common units subject to certain adjustments (the “Equity Consideration”), and (iv) Suburban will complete the Exchange Offers. These transactions and the other related transactions specified in the Contribution Agreement are referred to herein as the “Retail Propane Transaction.”

Pursuant to the Contribution Agreement, Suburban will incur up to $1.0 billion of additional indebtedness in the form of newly issued Suburban senior notes, and pay up to $200.0 million of cash to noteholders, in connection with exchange offers for up to $1.2 billion of certain of Inergy’s outstanding senior unsecured notes (the “Exchange Offers”).

The Equity Consideration will be distributed by Inergy to Inergy unitholders, pro rata, except for $5.9 million of Suburban common units to be retained by Inergy, as promptly as practicable after the effective date of the registration statement relating to the distribution of such restricted Suburban common units (the “Equity Consideration Distribution”).

Consummation of the Retail Propane Transaction is subject to customary conditions, including, without limitation, (i) the expiration or early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (ii) the absence of any law, order or injunction prohibiting the Retail Propane Transaction, the Exchange Offers and the related transactions. Moreover, each party’s obligation to consummate the Retail Propane Transaction is subject to certain other conditions, including, without limitation, (A) the accuracy of the other party’s representations and warranties (subject to customary materiality qualifiers), and (B) the other party’s compliance with its covenants and agreements contained in the Contribution Agreement (subject to customary materiality qualifiers). The consummation of the Exchange Offers is a condition to the closing of the Retail Propane Transaction. The Contribution Agreement also contains termination rights for Suburban and Inergy.

Inergy, L.P. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

As of March 31, 2012

(in millions)

	Inergy, L.P. Historical	Retail Propane Transaction Pro Forma Adjustments	Other Adjustments		Inergy, L.P. Pro Forma
		(a)
Assets
Current assets:
Cash and cash equivalents	$14.6	$(10.6)	$(4.0	)(e)	$—
Investments	—	—	594.3	(b)	594.3
Accounts receivable, less allowance for doubtful accounts	184.7	(81.1)	—		103.6
Inventories	93.8	(41.4)	—		52.4
Assets from price risk management activities	14.1	—	—		14.1
Prepaid expenses and other current assets	27.5	(1.9)	—		25.6

Total current assets	334.7	(135.0)	590.3		790.0

Property, plant and equipment	2,731.3	(751.1)	—		1,980.2
Less: accumulated depreciation	664.3	(278.7)	—		385.6

Property, plant and equipment, net	2,067.0	(472.4)	—		1,594.6

Intangible assets, net	365.5	(302.0)	(21.0	)(c)	42.5

Goodwill	498.5	(336.1)	—		162.4
Other assets	2.4	(0.5)	—		1.9

Total assets	$3,268.1	$(1,246.0)	$569.3		$2,591.4

Liabilities and partners’ capital
Current liabilities:
Accounts payable	$123.1	$(0.6)	$—		$122.5
Accrued expenses	84.2	(10.3)	—		73.9
Customer deposits	26.8	(26.8)	—		—
Liabilities from price risk management activities	5.1	—	—		5.1
Current portion of long-term debt	9.9	(4.1)	—		5.8

Total current liabilities	249.1	(41.8)	—		207.3

Long-term debt, less current portion	1,671.1	(10.6)	(1,200.0	)(c)	482.2
			(10.8	)(c)
			32.5	(e)
Other long-term liabilities	20.4	—	—		20.4
Deferred income taxes	20.1	—	—		20.1

Partners’ capital:
Limited partner unitholders	1,142.5	(1,193.6)	594.3	(b)	1,696.5
			1,200.0	(c)
			(10.2	)(c)
			(36.5	)(e)

Total Inergy, L.P. partners’ capital	1,142.5	(1,193.6)	1,747.6		1,696.5
Interest of non-controlling partners in subsidiaries	164.9	—	—		164.9

Total partners’ capital	1,307.4	(1,193.6)	1,747.6		1,861.4

Total liabilities and partners’ capital	$3,268.1	$(1,246.0)	$569.3		$2,591.4

The accompanying notes are an integral part of these consolidated financial statements.

Inergy, L.P. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended March 31, 2012

(in millions, except unit and per unit data)

	Inergy, L.P. Historical	Retail Propane Transaction Pro Forma Adjustments	Other Adjustments		Inergy, L.P. Pro Forma
		(a)
Revenue:
Propane	$928.6	$(505.6)	$—		$423.0
Other	402.4	(112.1)	—		290.3

	1,331.0	(617.7)	—		713.3
Cost of product sold (excluding depreciation and amortization as shown below):
Propane	703.0	(293.9)	—		409.1
Other	247.4	(74.0)	—		173.4

	950.4	(367.9)	—		582.5
Expenses:
Operating and administrative	164.0	(126.4)	—		37.6
Depreciation and amortization	98.4	(35.5)	—		62.9
Loss on disposal of assets	3.6	(3.6)	—		—

Operating income	114.6	(84.3)	—		30.3
Other income (expense):
Interest expense, net	(50.4)	0.6	38.1	(d)	(11.7)
Early extinguishment of debt	(24.9)	—	—		(24.9)
Other income	1.4	(0.1)	—		1.3

Income (loss) before income taxes	40.7	(83.8)	38.1		(5.0)
Provision for income taxes	0.3	—	—		0.3

Net income (loss)	40.4	(83.8)	38.1		(5.3)
Net income attributable to non-controlling partners	(3.7)	—	—		(3.7)

Net income (loss) attributable to partners	$36.7	$(83.8)	$38.1		$(9.0)

Total limited partners’ interest in net income (loss)	$36.7	$(83.8)	$38.1		$(9.0)

Net income (loss) per limited partner unit:
Basic	$0.30				$(0.07)

Diluted	$0.28				$(0.07)

Weighted-average limited partners’ units outstanding (in thousands):
Basic	124,141				124,141
Dilutive units	7,343				—

Diluted	131,484				124,141

The accompanying notes are an integral part of these consolidated financial statements.

Inergy, L.P. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended September 30, 2011

(in millions, except unit and per unit data)

	Inergy, L.P. Historical	Retail Propane Transaction Pro Forma Adjustments	Other Adjustments		Inergy, L.P. Pro Forma
		(a)
Revenue:
Propane	$1,461.9	$(859.6)	$—		$602.3
Other	691.9	(192.7)	—		499.2

	2,153.8	(1,052.3)	—		1,101.5
Cost of product sold (excluding depreciation and amortization as shown below):
Propane	1,044.0	(479.1)	—		564.9
Other	432.0	(122.7)	—		309.3

	1,476.0	(601.8)	—		874.2
Expenses:
Operating and administrative	323.3	(257.0)	—		66.3
Depreciation and amortization	191.8	(74.5)	—		117.3
(Gain) loss on disposal of assets	8.2	(10.9)	—		(2.7)

Operating income	154.5	(108.1)	—		46.4
Other income (expense):
Interest expense, net	(113.5)	1.4	82.6	(d)	(29.5)
Early extinguishment of debt	(52.1)	—	—		(52.1)
Other income	1.2	(0.1)	—		1.1

Income (loss) before income taxes	(9.9)	(106.8)	82.6		(34.1)
Provision for income taxes	0.7	(0.4)	—		0.3

Net income (loss)	(10.6)	(106.4)	82.6		(34.4)
Net loss attributable to non-controlling partners	28.2	—	—		28.2

Net income (loss) attributable to partners	$17.6	$(106.4)	$82.6		$(6.2)

Total limited partners’ interest in net income (loss)	$17.6	$(106.4)	$82.6		$(6.2)

Net income (loss) per limited partner unit:
Basic	$0.17				$(0.06)

Diluted	$0.15				$(0.06)

Weighted-average limited partners’ units outstanding (in thousands):
Basic	105,732				105,732
Dilutive units	11,952				—

Diluted	117,684				105,732

The accompanying notes are an integral part of these consolidated financial statements.

Inergy, L.P.

Notes to Unaudited Pro Forma Information

(a)	To record the deconsolidation of Inergy’s retail propane operations in connection with the Retail Propane Transaction. Based on the carrying amount of Inergy’s retail propane operations as of March 31, 2012, Inergy would recognize a gain on the divestiture of its retail propane operations in the amount of approximately $554.0 million, which is reflected in the pro forma adjustment to partners’ capital. The unaudited pro forma condensed consolidated statements of operations do not include a gain on the divestiture, because such gain would not be expected to have a continuing impact on Inergy’s results of operations.
(b)	To record the pro forma impact from the consideration received in connection with the Retail Propane Transaction, including Inergy’s acquisition of Suburban common units representing approximately 27% of the limited partner interests in Suburban.
(c)	To record the pro forma impact of $1.2 billion in Inergy senior notes that are expected to be exchanged for Suburban senior notes, including the removal of associated deferred financing costs and deferred swap premium. If only $1.0 billion in Inergy senior notes are exchanged, Inergy’s pro forma cash balance would be $200.0 million and its debt balance would be $682.2 million.
(d)	To record the pro forma impact of the reduction in interest expense associated with the exchange of senior notes discussed in (c ) above, partially offset by the borrowings discussed in (e) below. If only $1.0 billion of Inergy senior notes are exchanged, Inergy’s pro forma net loss would be $11.9 million and $48.3 million for the six months ended March 31, 2012 and the year ended September 30, 2011, respectively.
(e)	To record the payment of $36.5 million to Suburban. The unaudited pro forma consolidated balance sheet reflects a $32.5 million borrowing to fund a portion of this payment. The final borrowing to fund this payment may differ from this amount.

(d)	Exhibits.

Exhibit Number	Description

2.1	Second Amendment to Contribution Agreement, dated July 6, 2012, by and among Inergy, L.P., Inergy GP, LLC, Inergy Sales & Service, Inc. and Suburban Propane Partners, L.P.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC, its General Partner

Date: July 6, 2012	By:	/s/ Laura L. Ozenberger Laura L. Ozenberger Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

2.1	Second Amendment to Contribution Agreement, dated July 6, 2012, by and among Inergy, L.P., Inergy GP, LLC, Inergy Sales & Service, Inc. and Suburban Propane Partners, L.P.